UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2012

Gardner Denver, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13215	76-0419383
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 Liberty Ridge Drive, Suite 3000 Wayne, PA	19087
(Address of principal executive offices)	(Zip Code)

(610) 249-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (this “Report”) of Gardner Denver, Inc. (the “Company”) is being filed to update the Company’s previous disclosure regarding the engagement of Ernst & Young LLP (“E&Y”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2012.

Item 4.01	Changes in Registrant’s Certifying Accountant.

As previously disclosed, KPMG LLP (“KPMG”) served as the Company’s independent registered public accountant until KPMG completed the audits of the Company’s consolidated financial statements as of, and for the year ended, December 31, 2011, and of the internal control over financial reporting as of December 31, 2011, and the issuance of KPMG’s reports thereon. On February 24, 2012, KPMG issued such reports.

KPMG’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 31, 2011 and 2010 did not contain any adverse opinions or disclaimers of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on the effectiveness of internal control over financial reporting as of December 31, 2011 and 2010 did not contain any adverse opinions or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except with respect to Robuschi S.p.A. (“Robuschi”), which the Company acquired in the fourth quarter of fiscal 2011, as described below. KPMG’s report dated February 24, 2012, on the effectiveness of internal control over financial reporting as of December 31, 2011, contains an explanatory paragraph that states that the Company acquired Robuschi in December 2011, and management excluded from its assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2011, Robuschi’s internal control over financial reporting associated with 11% and less than 1% of the Company’s total assets and total revenues, respectively. Consistent with management’s assessment, KPMG’s audit of internal control over financial reporting of the Company also excluded an evaluation of Robsuchi’s internal control over financial reporting associated with 11% and less than 1% of the Company’s total assets and total revenues, respectively, included in the consolidated financial statements of the Company as of and for the year ended December 31, 2011.

During the fiscal years ended December 31, 2011 and 2010, and the subsequent interim period through February 24, 2012, there were (i) no disagreements between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreement in their reports on the Company’s consolidated financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided KPMG with a copy of the disclosures it is making in this Report prior to the time this Report was filed with the Securities and Exchange Commission (the “SEC”) and requested that KPMG furnish a letter addressed to the SEC stating whether it agrees with the statements made herein. A copy of KPMG’s letter, dated February 27, 2012, is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2011 and 2010, respectively, neither the Company nor anyone acting on its behalf has consulted with E&Y on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

16.1	Letter of KPMG LLP dated February 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GARDNER DENVER, INC.

Date: February 29, 2012	By:	/s/ Brent A. Walters
Brent A. Walters
Vice President, General Counsel, Chief Compliance Officer & Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter of KPMG LLP dated February 27, 2012